UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2024

FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-38874 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

(540) 465-9121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	FXNC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective October 1, 2024, First National Corporation (the “Company” or “First National”), completed its previously announced merger with Touchstone Bankshares, Inc. (“Touchstone”), pursuant to that certain Agreement and Plan of Merger, dated as of March 25, 2024 (the “Merger Agreement”), by and between the Company and Touchstone, whereby Touchstone Bankshares, Inc. merged with and into First National Corporation (the “Merger”), with First National Corporation surviving.

Under the terms of the Merger Agreement, each outstanding share of Touchstone common stock and preferred stock (on an as-converted, one-for-one basis, which shares of preferred stock converted automatically to common stock at the effective time of the Merger) (collectively, “Touchstone Stock”) was converted into the right to receive, without interest, a number of shares of First National common stock equal to the exchange ratio of 0.8122 shares of First National common stock per one share of Touchstone Stock (the “Merger Consideration”).  Cash will also be paid in lieu of fractional shares.

On or around September 11, 2024, transmittal materials were mailed to each holder of record of Touchstone Stock outlining the procedures to surrender certificates representing shares of Touchstone Stock for the Merger Consideration they are entitled to receive.

The foregoing description of the Merger Agreement and the transactions described herein do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K is being filed in connection with the closing of the previously announced proposed Merger in accordance with the terms and conditions set forth in the Merger Agreement.

Effective upon the consummation of the Merger on October 1, 2024, the Company’s board of directors increased in size from 10 to 13 directors and Ms. Toni T. Lee-Andrews, along with Messrs. William S. Wilkinson and Norman D. Wagstaff, Jr., each a former director of Touchstone, were appointed as directors of the Company, to fill the resulting vacancies on the board.

No committee assignments have been made yet for Ms. Lee-Andrews, or Messrs. Wilkinson and Wagstaff. Each of Ms. Lee-Andrews and Messrs. Wilkinson and Wagstaff will receive compensation as non-employee directors consistent with the Company’s standard compensation practices for non-employee directors. A description of the Company’s standard compensation practices for non-employee directors can be found in the section titled “Director Compensation” in the Company’s definitive proxy statement in connection with its 2024 annual meeting of shareholders filed with the U.S. Securities and Exchange Commission (“SEC”) on March 29, 2024, and is hereby incorporated by reference.

The information relating to each of Ms. Lee-Andrews and Messrs. Wilkinson and Wagstaff under the heading “Interests of Touchstone Directors and Executive Officers in the Merger,” included in the Company’s Registration Statement on Form S-4 (333-280378) filed in connection with the proposed Merger, including under the subheading “Membership of the Board of Directors of the Combined Company and Bank,” included thereunder, is hereby incorporated by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2024, the Board of Directors of the Company amended Article II(A) of the Company’s By-laws, which was effective upon consummation of the Merger. The amendment to Article II(A) increased the size of the Board from 10 to 13 members.

A copy of the By-laws, as amended to date, is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference. The foregoing description of the By-laws is qualified in its entirety by reference to the full text of the By-laws filed with this Current Report on Form 8-K.

Item 8.01	Other Events

On October 1, 2024, the Company issued a press release announcing the completion of the Merger, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. See Exhibit Index Below.

Cautionary Note Regarding Forward-Looking Statements

Statements included in this report, which are not historical in nature are intended to be, and hereby are identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “may,” “anticipate,” “create,” “plan,” “expect,” “should,” and “could” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the right of one or any of the parties to terminate the Merger Agreement; (ii) the possibility that the proposed merger does not close when expected or at all because conditions to closing are not satisfied on a timely basis or at all; and (iii) the outcome of any legal proceedings that may be or have been instituted against the Company or Touchstone.

Additional factors that could cause results to differ materially from those described above can be found in the risk factors described in Item 1A. of the Company’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2023 and in the joint proxy statement of the Company and Touchstone and a prospectus of the Company regarding the proposed merger that was filed with the SEC on July 9, 2024 pursuant to Rule 424(b)(3) by the Company. All subsequent written and oral forward-looking statements concerning the Company, Touchstone or any person acting on their behalf is expressly qualified in their entirety by the cautionary statements above. Neither the Company nor Touchstone undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Exhibit No.Description

2.1	Agreement and Plan of Merger, dated as of March 25, 2024, by and among Touchstone Bankshares, First National Corporation and First Bank (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 26, 2024) *
3.1	By-laws of First National Corporation
99.1	Press Release, dated October 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION

Date: October 1, 2024	By:	/s/ M. Shane Bell
M. Shane Bell
Executive Vice President and Chief Financial Officer